AFL-CIO Housing Investment Trust

Portfolio Performance Commentary: March 2010

For the month of March 2010, the AFL-CIO Housing Investment Trust (HIT) had a gross return of +0.01% and a net return of -0.03%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of -0.12% for the month.

March 2010 gross relative performance:   +0.13%

Performance for periods ended March 31, 2010
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	2.20%	6.22%	6.71%	6.04%	6.92%
HIT Total Net Rate of Return	2.08%	5.77%	6.26%	5.61%	6.51%
Barclays Capital Aggregate Bond Index	1.78%	7.69%	6.14%	5.44%	6.26%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 6 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

•
Strong performance of the HIT’s agency multifamily mortgage-backed securities (MBS) portfolio as spreads tightened versus Treasuries.  Project loan and DUS spreads decreased during the month on strong interest from market players.  Project loan spreads tightened by approximately 27 basis points (bps) for construction/permanent loan certificates and 12 bps for permanent loan certificates, relative to Treasuries. Fannie Mae DUS securities also tightened significantly, by 14 to 17 bps, depending on the structure of the transaction.

•	The HIT’s ongoing yield advantage over the benchmark.

•
The portfolio’s structural overweight to spread-based bonds, as swap spreads tightened significantly across the yield curve.   Two-year swap spreads tightened by 6.8 bps while 10-year swap spreads tightened by 9.8 bps.  In addition, the portfolio’s slightly short duration position was advantageous to relative performance as interest rates generally rose across the curve.  Two-year Treasury rates rose by 20 bps while 10-year Treasuries rose by 21 bps.

•	The compression of risk premiums on the HIT’s premium-priced assets as interest rates rose across the curve. This tightened spreads relative to discount or par priced bonds.

Negative contributions to the HIT’s performance included:

•
Corporate bonds’ strong performance. The sector posted the second highest excess returns of the benchmark at 128 bps mitigating the relative performance of the portfolio.  The HIT does not hold corporate bonds.

•
The HIT’s overweight in the highest credit quality sectors of the investment grade universe.  The HIT does not invest in BBB-rated securities whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A and BBB) of the Barclays Aggregate.   Approximately 96% of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise (GSE) guarantee.

•
The HIT’s underweight to private-label commercial mortgage-backed securities (CMBS) as this sector was the best performing sector in the benchmark.  CMBS posted 314 bps of excess return for the month, driven by real money demand and outperformance of lower credit sectors.

March 2010 Sector Performance
Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.85%	+0.0	5.15
Agencies	-0.36%	+12	3.27
Residential MBS	+0.03%	+50	3.72
Corporates	+0.30%	+128	6.45
CMBS	+2.45%	+314	4.00
Asset-backed Securities (ABS)	+0.06%	+56	3.20
Source: Bloomberg L.P.

Changes in Treasury Rates
Maturity	2/26/10	3/31/10	Change
3-Month	0.115%	0.150%	0.0355%
6-Month	0.178%	0.231%	0.0538%
1-Year	0.293%	0.379%	0.0866%
2-Year	0.812%	1.016%	0.2041%
3-Year	1.332%	1.571%	0.2388%
5-Year	2.302%	2.544%	0.2418%
7-Year	3.052%	3.275%	0.2227%
10-Year	3.612%	3.826%	0.2140%
30-Year	4.557%	4.713%	0.1562%
Source: Bloomberg L.P.

The Barclays Capital Aggregate Bond Index is an unmanaged index. It is not available for direct investment; its returns would be lower if they reflected the expenses associated with active management of an actual portfolio.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.